SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                               _________________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               _________________


                       Date of Report: November 20, 2002
                       (Date of earliest event reported)


                           STILLWATER MINING COMPANY
              (Exact Name of Registrant as Specified in Charter)


         Delaware                         0-25090                81-0480654
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
   of Incorporation)                                         Identification No.)


                 536 East Pike Avenue, Columbus, Montana 59019
                   (Address of Principal Executive Offices)


                                (406) 322-8700
             (Registrant's telephone number, including area code)

Item 5.  Other events

         On November 20, 2002, the registrant entered into a Stock Purchase Agreement with Norimet Limited and MMC Norilsk Nickel. Such agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. Attached hereto as Exhibit 10.2 is the form of Stockholders Agreement to be entered into in connection with the closing of the transactions pursuant to the Stock Purchase Agreement.

         In connection with the signing of the Stock Purchase Agreement, the registrant entered into an Amendment No.1 to the Rights Agreement between the registrant and Computershare Trust Company, Inc. A copy of such amendment is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

         On November 20, 2002, the registrant and MMC Norilsk Nickel issued a joint press release regarding the Stock Purchase Agreement. Such press release is filed herewith as Exhibits 99.1 and incorporated herein by reference.


                                   Signature

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               STILLWATER MINING COMPANY



Dated as of: November 21, 2002                 By: /s/  Francis R. McAllister
                                                   -----------------------------
                                                   Name:  Francis R. McAllister
                                                   Title: Chairman and CEO

                                   EXHIBITS

4.1 Amendment No. 1, dated as of November 20, 2002, to the Rights Agreement between Stillwater Mining Company and Computershare Trust Company, Inc.

10.1 Stock Purchase Agreement among MMC Norilsk Nickel, Norimet Limited, and Stillwater Mining Company, dated as of November 20, 2002.

10.2 Form of Stockholders Agreement among MMC Norilsk Nickel, Norimet Limited, and Stillwater Mining Company.

99.1 Press release issued on November 20, 2002 by Stillwater Mining Company and MMC Norilsk Nickel.